Exhibit 10 (a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-102934 of Allstate Financial Advisors Separate Account I (the "Account") of Allstate Life Insurance Company (the "Company") on Form N-4 of our report dated February 5, 2003 relating to the consolidated financial statements and the related financial statement schedules of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2002, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account) which is part of such Registration Statement, and to the use of our report dated March 7, 2003 relating to the financial statements of Allstate Financial Advisors Separate Account I (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the merger of Northbrook Life Insurance Company into Allstate Life Insurance Company described in Note 3 to the financial statements) also appearing in such Statement of Additional Information.

We also consent to the reference to us under the heading "Experts" appearing in such Statement of Additional Information.


/s/ Deloitte & Touche LLP

Chicago, Illinois
June 25, 2003

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Exhibit 10 (b)
                                   CONSENT OF
                                 FOLEY & LARDNER

         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus filed in Post-Effective Amendment 1 to the Form N-4 Registration Statement of Allstate Financial Advisors Separate Account I (File No. 333-102934).


/s/ Foley & Lardner
FOLEY & LARDNER


Washington, D.C.
June 27, 2003